Putnam
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000

REPORT FROM FUND MANAGEMENT

David E. Hamlin

After months of positioning your fund for an eventual turnaround in the fixed-income markets, we are pleased to report that this happy state of events has come to pass. During the second half of Putnam Tax Exempt Income Fund's fiscal year, municipal bond markets rallied as investors sought the relative calm of fixed-income securities and the greater diversification they afford following this spring's dramatic stock market correction. With the increased demand for municipal securities have come higher bond prices.

Total return for 12 months ended 9/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   4.94%  -0.04%    4.26%  -0.68%    3.98%   2.99%    4.63%   1.23%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* MUNICIPAL BONDS RALLY IN SPITE OF ONGOING INFLATION CONCERNS

This year investors have been reminded of one of the basic principles of investing: When the financial markets turn around, they move so fast that investors who are not already positioned in the recovering sector are often too late to take advantage of the upswing. When the Nasdaq plunged in March, setting off a long string of declines in other equity markets, bonds were suddenly the place to be. Even as the Federal Reserve Board was absorbed in its agenda of raising interest rates, the municipal bond market began anticipating the beginning of a slowdown in the economy and better performance.

Over the past six months, we have begun to see positive total returns as increased investor demand drove up bond prices and interest rates in the municipal market began to fall. The AAA sector of the municipal market has benefited the most. Since AAA bonds represent the highest quality and most liquid area of the municipal market, the most substantial increase in demand -- along with the greatest price increase and rate declines -- occurred in this sector. On September 30, 2000, your fund held 54% of its total assets in AAA-rated or insured municipal bonds.



[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care               16.4%

Utilities                 16.3%

Transportation            15.2%

Education                  5.1%

Water and sewer            3.7%

Footnote reads:
*Based on net assets as of 9/30/00. Holdings will vary over time.


* FLIGHT TO QUALITY SPARKS WIDER CREDIT SPREADS

When a market has fallen out of favor, lower-credit quality securities are often the first to be sold, and investors certainly favored equities over bonds for much of the period. However, as demand for the highest-quality municipal bonds increased during the period, the prices of lower-rated bonds lagged behind, widening the credit spread between higher-quality and lower-rated bonds. In the past, we have stated that it has been our strategy to increase lower-rated holdings in many of our tax-exempt portfolios. We still believe this is a valid strategy because, in our opinion, the lag in lower-rated bond prices does not indicate rising defaults or a looming recession but simply reflects earlier changes in investor sentiment and resulting cash flows out of municipal bond funds.

By increasing holdings in lower-rated sectors, the fund is buying future appreciation potential at today's lower prices and will be earning high interest rates while waiting for an improvement in performance. We continue to believe that as long as lower-rated credit investments are used in a broadly diversified manner across sectors and states, investors will be rewarded for their patience.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 54.8%

Aa/AA -- 5.4%

A -- 8.8%

Baa/BBB -- 18.6%

Ba/BB -- 9.3%

B -- 2.0%

D -- 1.0%

Other -- 0.1%

Footnote reads:
*As a percentage of market value as of 9/30/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Our analysts sift through many municipal bond issues, but not all of these securities meet our investment criteria. Today we think the health-care sector offers some of the most attractive opportunities for income and credit upgrades. Since the advent of the Balanced Budget Act and its mandate for lower Medicare reimbursements in 1996, the health-care industry has experienced massive restructurings and cost-cutting programs. While the widening of credit spreads has been most dramatic for hospitals, our outlook for this sector is improving since Congress recently increased Medicare reimbursements.


"In a flat to down year for stocks, it's the bond investors who've got bragging rights."

 -- Special to TheStreet.com, September 22, 2000


We took advantage of lower prices late this summer to purchase both Louisiana Public Facility hospital revenue bonds for Lake Charles Memorial Hospital and Colorado Springs Hospital bonds. We also added to the fund's position in bonds issued by Oklahoma Health Care Facilities for Hill Crest Healthcare Systems. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Elsewhere in the health-care sector, we purchased bonds issued by North Carolina Medical Care Retirement Facility for United Methodist Retirement Home, which is located in the Raleigh-Durham area. This facility's proven management and close proximity to Duke University make it an attractive destination for retirees. Furthermore, North Carolina is a high-tax state with strong demand for tax-free securities.

In our continuing effort to diversify portfolio holdings by location and industry, we also bought municipal bonds financing land development in Florida, where changing demographics and a strong economy are creating a strong demand for additional housing. The Oakstead Community Development District bonds are financing various infrastructure improvements such as the construction of roads and water and sewer lines.

* YIELD CURVE CHANGES PROMPTED SHIFTS IN MATURITIES BUT DURATION
  REMAINED STABLE

The fund ended its fiscal year slightly less than its duration 12 months earlier. (Duration is a measure of the portfolio's maturity structure and reflects the price sensitivity of holdings to changes in interest rates.) While it would appear that little had happened during the course of the year, nothing could be further from the truth. In fact, market conditions have been in constant flux, and we have been on our toes steadily monitoring the day-to-day trends in the municipal bond market.

The changing shape of the yield curve helps tell the story. We started the year with a modestly steep yield curve, but it had steepened further by the end of 1999, when fears about the Y2K issue and higher interest rates in response to a booming economy created great uncertainty. At that time, we were buying longer-maturity bonds at especially attractive prices and selling shorter-maturity bonds on our belief that heightened concerns were unfounded.

As the new year dawned and investors realized that the Y2K fears were overblown, interest rates fell. The yield curve flattened in response to a more bullish sentiment. Consequently, we found more opportunities in intermediate maturities. Following the stock market's spring correction, which had a dampening effect on interest rates, the yield curve continued to flatten until summer, when it again reversed course. The yield curve steepened through September, providing another opportunity to sell intermediate-maturity bonds at a profit.

The Fed did not raise interest rates in October, and the odds are good that it will move to a neutral bias if the equity markets remain volatile. As the negative cash flow out of municipal bond funds begins to lessen, a consequence of improving performance, the investments in your fund, especially the lower-rated bonds, are well positioned to reap the benefits of a market that not only has turned around but has outperformed many equity indexes so far this year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax Exempt Income Fund is designed for investors seeking high current income free from federal income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 9/30/00

                      Class A        Class B         Class C         Class M
(inception dates)   (12/31/76)      (1/4/93)        (7/26/99)       (2/16/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            4.94%  -0.04%   4.26%  -0.68%   3.98%   2.99%   4.63%   1.23%
------------------------------------------------------------------------------
5 years          28.23   22.07   24.26   22.30   22.70   22.70   26.43   22.38
Annual average    5.10    4.07    4.44    4.11    4.18    4.18    4.80    4.12
------------------------------------------------------------------------------
10 years         94.37   85.21   80.80   80.80   78.67   78.67   87.80   81.77
Annual average    6.87    6.36    6.10    6.10    5.98    5.98    6.51    6.16
------------------------------------------------------------------------------
Annual average
(life of fund)    7.77    7.55    6.91    6.91    6.89    6.89    7.30    7.15
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/00

                          Lehman Brothers Municipal      Consumer
                                 Bond Index            price index
------------------------------------------------------------------------------
1 year                              6.18%                 3.46%
------------------------------------------------------------------------------
5 years                            32.52                 13.32
Annual average                      5.79                  2.53
------------------------------------------------------------------------------
10 years                          102.67                 30.82
Annual average                      7.32                  2.72
------------------------------------------------------------------------------
Annual average
(life of fund)                        --*                 4.71
------------------------------------------------------------------------------

*Index inception date was 12/31/79.

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/90

                                   Lehman Bros.
                Fund's class A    Municipal Bond    Consumer price
Date            shares at POP         Index             index

9/30/90             9,425            10,000            10,000
9/30/91            10,868            11,318            10,339
9/30/92            12,232            12,501            10,648
9/30/93            13,890            14,095            10,934
9/30/94            13,304            13,754            11,258
9/30/95            14,445            15,293            11,545
9/30/96            15,303            16,217            11,891
9/30/97            16,828            17,682            12,155
9/30/98            18,032            19,223            12,329
9/30/99            17,649            19,087            12,645
9/30/00           $18,521           $20,267           $13,082

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $18,080 and $17,867, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,780 ($18,177 at public offering price). See first page of performance section for performance calculation methods.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/00

                       Class A         Class B         Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                 12              12              12            12
------------------------------------------------------------------------------
Income               $0.496257       $0.441079       $0.428219     $0.471987
------------------------------------------------------------------------------
Capital gains 1          --              --              --            --
------------------------------------------------------------------------------
  Total              $0.496257       $0.441079       $0.428219     $0.471987
------------------------------------------------------------------------------
Share value:        NAV     POP         NAV             NAV       NAV     POP
------------------------------------------------------------------------------
9/30/99           $8.62   $9.05        $8.62           $8.63    $8.64   $8.93
------------------------------------------------------------------------------
9/30/00            8.53    8.96         8.53            8.53     8.55    8.84
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2             5.69%   5.42%        5.03%           4.87%    5.39%   5.21%
------------------------------------------------------------------------------
Taxable
equivalent 3       9.42    8.97         8.33            8.06     8.92    8.63
------------------------------------------------------------------------------
Current
30-day SEC
yield 4            5.17    4.92         4.52            4.36     4.87    4.71
------------------------------------------------------------------------------
Taxable
equivalent 3       8.56    8.15         7.48            7.22     8.06    7.80
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund, including the fund's portfolio, as of September 30, 2000, the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 1998 were audited by other auditors whose report dated November 10, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of as of September 30, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                                 KPMG   LLP
Boston, Massachusetts
November 6, 2000




THE FUND'S PORTFOLIO
September 30, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
BIGI                -- Bond Investors Guarantee Insurance
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FHLMC               -- Federal Home Loan Mortgage Corporation.
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.4%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.3%)
-------------------------------------------------------------------------------------------------------------------
     $    8,500,000 Fairfield, Indl. Dev. Auth. Rev. Bonds (USX Corp.),
                    Ser. A, 6.7s, 12/1/24                                                 Baa1       $    8,712,500
          9,770,000 Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                    7 7/8s, 5/1/19                                                        AAA/P          10,747,000
          3,750,000 Jefferson Cnty., ALA Swr. Rev. Bond (Rites-PA),
                    Ser. 487 R, FGIC, 8.2s, 2/1/38 (acquired 3/23/99,
                    cost 4,272,343) (RES)                                                 Aaa             3,684,375
                                                                                                      -------------
                                                                                                         23,143,875

Arizona (1.5%)
-------------------------------------------------------------------------------------------------------------------
          6,510,000 AZ State Muni. Fin. Program COP, BIGI, Ser. 34,
                    7 1/4s, 8/1/09                                                        Aaa             7,657,388
          7,220,000 Cochise Cnty., AZ Indl. Dev. Auth. Hosp
                    Rev. Bonds (Sierra Vista Regl. Hlth.), Ser. A,
                    6.2s, 12/1/21                                                         BBB-/P          6,317,500
         10,000,000 Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12                    Aaa            11,975,000
                                                                                                      -------------
                                                                                                         25,949,888

Arkansas (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 AR State Dev. Fin. Auth. Hosp. Rev. Bonds,
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  BBB-            3,846,375
          3,175,000 Northwest Ark Regl. Arpt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P            3,325,813
                                                                                                      -------------
                                                                                                          7,172,188

California (7.1%)
-------------------------------------------------------------------------------------------------------------------
         15,500,000 Alameda, Corridor Trans. Auth. CA. Rev. Bonds,
                    Ser. 99-A, MBIA, zero %, 10/1/31                                      AAA             2,557,500
          2,000,000 Kings Cnty., CA. Multi-Fam. Hsg. Auth. VRDN
                    (Edgewater Isle Apts), Ser. A, 4.35s, 6/1/07                          VMIG1           2,000,000
         18,900,000 Los Angeles Cnty., Sanitation Dist. Fin. Auth.
                    Rev. Bonds, (Capital), MBIA, Ser. A, 5s, 10/1/23                      Aaa            17,695,125
          7,000,000 Los Angeles Regl., Arpt. Impt. Rev. Bonds,
                    (United Airlines, Inc.), Ser. G, 8.8s, 11/15/21                       Baa2            7,322,980
         10,150,000 Orange Cnty., Local Trans. Auth. IFB, FGIC, 7.46s,
                    2/14/11 (acquired 1/30/97, cost 10,393,516) (RES)                     Aaa            11,012,750
         11,285,000 San Diego Cnty., COP (Inmate Reception
                    Ctr. & Cooling), MBIA, 6 3/4s, 8/1/19                                 Aaa            12,484,031
                    San Joaquin Hills, Trans. Corridor Agcy. Toll
                    Rd. Rev. Bonds.
         21,000,000 zero %, Ser. A, MBIA, 1/15/36                                         AAA             2,677,500
         53,760,000 zero %, 1/1/24                                                        Aaa            14,448,000
         39,225,000 zero %, 1/1/22                                                        Aaa            11,816,531
         27,400,000 zero %, 1/1/18                                                        Aaa            10,549,000
         17,690,000 San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Merged Area Redev.), MBIA, 5s, 8/1/20                                Aaa            16,871,838
         17,025,000 U. of CA Rev. Bonds (UCSD Med. Ctr.
                    Satellite Med. Fac.), 7.9s, 12/1/19                                   A-/P           17,072,159
                                                                                                      -------------
                                                                                                        126,507,414

Colorado (2.8%)
-------------------------------------------------------------------------------------------------------------------
          3,750,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A3              3,726,563
                    Denver, City & Cnty. Arpt. Rev. Bonds
         28,660,000 Ser. A, 8 3/4s, 11/15/23                                              A2             30,236,300
         10,340,000 Ser. A, 8 3/4s, 11/15/23 Prerefunded                                  A2             10,999,175
          3,980,000 Ser. B, 7 1/4s, 11/15/23                                              Aaa             4,149,150
          1,020,000 Ser. B, 7 1/4s, 11/15/23 Prerefunded                                  Aaa             1,091,400
                                                                                                      -------------
                                                                                                         50,202,588

Connecticut (1.3%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   Ba1             7,440,000
                    Mashantucket, Western Pequot Tribe 144A
                    Rev. Bonds. Ser. A.
          7,565,000 6.4s, 9/1/11 (acquired 12/17/97,
                    cost 7,496,412 ) (RES)                                                Baa2            7,848,688
          7,435,000 6.4s, 9/1/11 (Prerefunded (acquired 12/17/97,
                    cost 7,367,591 ) (RES)                                                Aaa             8,234,263
                                                                                                      -------------
                                                                                                         23,522,951

District of Columbia (5.0%)
-------------------------------------------------------------------------------------------------------------------
                    DC G.O. Bonds, Ser. A
         39,250,000 6 3/8s, 6/1/26                                                        AAA            42,831,563
         38,175,000 6s, 6/1/26                                                            Ba1            37,268,344
          7,000,000 DC, Georgetown U. IFB, 8.78s, 4/25/22                                 A1              7,665,000
                                                                                                      -------------
                                                                                                         87,764,907

Florida (3.8%)
-------------------------------------------------------------------------------------------------------------------
         11,010,000 FL State Gen. Svcs. Rev. Bonds, 8 1/4s, 7/1/17
                    (acquired 9/2/98, cost 14,162,544) (RES)                              AAA/P          12,978,038
          5,530,000 Halifax, FLA Hosp. Med. Ctr. Rev. Bonds, Ser. A,
                    7 1/4s, 10/1/29                                                       BB/P            5,301,888
         18,500,000 Hernando Cnty. Rev. Bonds, (Criminal Justice
                    Complex Fin.), FGIC, 7.65s, 7/1/16 (SEG)                              Aaa            23,009,375
         16,375,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                       Baa3           16,661,563
                    Oakstead Cmnty. Dev. Dist. FLA Cap. Impt.,
                    Rev. Bonds.
          1,175,000 Ser. A, 7.2s, 5/1/32                                                  BB/P            1,179,406
          3,000,000 Ser. B, 6 1/2s, 5/1/07                                                BB/P            3,000,000
                    Tampa, FLA Util. Tax & Special Rev. Bonds, AMBAC
          1,500,000 6s, 10/1/09                                                           AAA/P           1,590,000
          1,500,000 6s, 10/1/08                                                           AAA/P           1,586,250
          2,500,000 6s, 10/1/07                                                           AAA/P           2,634,375
                                                                                                      -------------
                                                                                                         67,940,895

Georgia (3.8%)
-------------------------------------------------------------------------------------------------------------------
         12,000,000 De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                    (Briarcliff Park Apts.), Ser. A, 7 1/2s, 4/1/17                       AAA/P          12,765,000
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds
         10,000,000 Ser. B, FGIC, 8 1/4s, 1/1/11                                          Aaa            12,587,500
         21,700,000 Ser. Y, AMBAC, 6.4s, 1/1/13                                           Aaa            24,168,375
         10,460,000 GA State G.O. Bonds, Ser. D, 6.8s, 8/1/11                             Aaa            12,068,225
          5,000,000 GA State Private Colleges & Univs. Auth.
                    Rev. Bonds (Emory U.), Ser. A, 5 1/2s, 11/1/31                        AA              4,856,250
                                                                                                      -------------
                                                                                                         66,445,350

Illinois (2.2%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago IL Board of Ed. G.O. Bonds, Ser A, FGIC.
          5,400,000 zero %, 12/1/17                                                       Aaa             2,011,500
          7,750,000 zero %, 12/1/16                                                       Aaa             3,080,625
         14,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 8.2s, 12/1/24                              Baa1           16,022,500
          2,765,000 Huntley IL Special Srvs. Area No. 9 Special Tax
                    Rev. Bonds, Ser. A, 7 3/4s, 3/1/28                                    BB+/P           2,785,738
                    IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                    Providers Fac.).
          3,060,000 8 3/4s, 7/1/11                                                        B/P             3,202,045
          1,565,000 8 3/4s, 7/1/11 Prerefunded                                            AAA/P           1,631,184
                    IL Hlth Facs. Auth. IFB , MBIA
          8,000,000 (Rush Med Ctr.) 9.01s, 10/1/24                                        Aaa             8,681,680
          2,000,000 (Methodist Hlth.), AMBAC, 9.16s, 5/18/21                              Aaa             2,134,120
                                                                                                      -------------
                                                                                                         39,549,392

Indiana (1.7%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview
                    Hlth. Syst., Inc.), MBIA, 4 3/4s, 11/15/28                            Aaa             7,425,000
          4,150,000 IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                    5.6s, 12/1/32                                                         Baa1            3,652,000
         20,000,000 Indianapolis Indl. Arpt. Auth. Special Fac. Rev.
                    Bonds (United Airlines), Ser. A, 6 1/2s, 11/15/31                     Baa3           19,200,000
                                                                                                      -------------
                                                                                                         30,277,000

Kansas (1.1%)
-------------------------------------------------------------------------------------------------------------------
         18,200,000 Burlington, Poll. Control IFB (KS Gas & Electric),
                    Ser. 91-4, MBIA, 8.96s, 6/1/31 (acquired various dates
                    from 6/20/91 to 2/14/94, cost 20,181,360) (RES)                       AAA            19,426,316

Louisiana (2.1%)
-------------------------------------------------------------------------------------------------------------------
         17,800,000 Lake Charles, Harbor & Term. Dist. Port Fac. Rev.
                    Bonds (Trunkline Co.), 7 3/4s, 8/15/22                                A3             18,979,250
          8,500,000 Louisiana Pub. Facs. Auth. Hosp. Rev. Bonds (Lake
                    Charles Memorial Hosp. Project), 8 5/8s, 12/1/30                      BB/P            8,351,250
          8,565,000 W. Feliciana, Parish Poll. Control Rev. Bonds
                    (Gulf States Util. Co.), Ser. III, 7.7s, 12/1/14                      Ba1             8,950,425
                                                                                                      -------------
                                                                                                         36,280,925

Maine (0.7%)
-------------------------------------------------------------------------------------------------------------------
         11,935,000 Bucksport Solid Waste Disp. Rev. Bonds
                    (Champion Intl. Corp.), 6 1/4s, 5/1/10                                Baa1           12,069,269

Massachusetts (6.0%)
-------------------------------------------------------------------------------------------------------------------
         11,595,000 MA State, G.O. Bonds, Ser. 25, 8.22s, 11/1/11
                    (acquired 8/13/98, cost 14,266,954) (RES)                             Aa3            13,638,619
         20,000,000 MA State, Rev. Bonds (Grant Anticipation Notes),
                    Ser. A, MBIA, 5 1/2s, 6/15/13                                         Aaa            20,625,000
                    MA State Hlth & Ed. Fac. Auth. Rev. Bonds
          7,000,000 AMBAC, 6.55s, 6/23/22                                                 Aaa             7,393,750
          6,000,000 (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            5,047,500
          5,370,000 (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17                    AAA             5,685,488
                    MA State Hlth. & Edl. Fac. Auth. IFB
         11,000,000 (St. Elizabeth Hosp.), FSA, Ser. E, 8.84s, 8/12/21                    Aaa            11,738,980
         18,000,000 (Boston Univ.), MBIA, 8.27s, 10/1/31                                  Aaa            19,194,480
                    MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                    (Southeastern MA)
          4,400,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           4,638,128
          6,900,000 Ser. A, 9s, 7/1/15                                                    BB-/P           7,266,252
          5,700,000 MA State Port Auth. Rev. Bonds Stepped-coupon,
                    zero %, (13s, 1/1/04), 7/1/13 (STP)                                   Aaa             7,381,500
          4,100,000 MA State Tpk. Auth. Met Hwy Sys. Rev. Bonds,
                    MBIA, Ser. A, 5s, 1/1/37                                              Aaa             3,577,250
                                                                                                      -------------
                                                                                                        106,186,947

Michigan (2.7%)
-------------------------------------------------------------------------------------------------------------------
          4,400,000 Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev.
                    Bonds, Ser. A, 5 1/2s, 5/1/21                                         A2              3,965,500
         11,355,000 Greater Detroit, Res. Recvy. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 6 1/4s, 12/13/08                                               Aaa            12,362,756
          5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds (Sinai Hosp.),
                    6.7s, 1/1/26                                                          A-              4,256,250
         10,000,000 MI State Stragetic Fund Solid Waste Disp. Rev.
                    Bonds (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22                        BB/P           10,412,500
          6,745,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/13                      Baa3            5,927,169
         10,475,000 Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                    (Northwest Airlines Inc.), 6 3/4s, 12/1/15                            BB+            10,396,438
                                                                                                      -------------
                                                                                                         47,320,613

Minnesota (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,010,000 Martin Cnty., Hosp. Rev Bonds (Fairmont
                    Cmnty. Hosp.), 6 5/8s, 9/1/22                                         BB+/P           3,523,788

Missouri (0.9%)
-------------------------------------------------------------------------------------------------------------------
         14,400,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            Aaa            15,534,000

Montana (1.1%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 MT State Board Investment Exempt Fac. Rev.
                    Bonds (Still Water Mining Project), 8s, 7/1/20                        BB              4,210,000
         14,000,000 MT State Hlth. Fac. Auth. Hosp. IFB (Deaconess Med.
                    Ctr. Project B), AMBAC, Ser. B, 8.60s, 3/8/16                         Aaa            14,670,740
                                                                                                      -------------
                                                                                                         18,880,740

Nebraska (1.0%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 NE Investment Fin. Auth. IFB (Bishop Clarkson
                    Mem Hosp.), MBIA, 8.71s, 12/08/16                                     Aaa             9,697,500
                    NE Investment Fin. Auth. Single Fam. Mtge. Rev
                    Bond. IFB. GNMA Coll.
          2,450,000 8.86s, 9/15/24                                                        Aaa             2,606,188
          5,800,000 Ser. B, Project B, 9.31s, 10/17/23                                    Aaa             6,145,158
                                                                                                      -------------
                                                                                                         18,448,846

Nevada (0.6%)
-------------------------------------------------------------------------------------------------------------------
                    Director St. Nev Dept. Business & Industry, Rev.
                    Bonds (Las Vegas Monorail), AMBAC
          5,000,000 (2nd Tier), 7 3/8s, 1/1/40                                            BB-/P           4,818,750
          7,000,000 (1st Tier), 5 3/8s, 1/1/40                                            AAA             6,492,500
                                                                                                      -------------
                                                                                                         11,311,250

New Hampshire (0.7%)
-------------------------------------------------------------------------------------------------------------------
         10,500,000 NH State Tpk. Sys. IFB, FGIC, 8.97s, 11/1/17                          Aaa            12,363,750

New Jersey (2.6%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         Ba2             7,470,000
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          5,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         BBB-            5,150,000
         13,500,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                               B/P            12,031,875
          5,300,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                               B/P             4,902,500
                    NJ State Trans. Trust Fund Auth. Rev. Bonds.
         10,000,000 (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10                         Aaa            11,225,000
          5,000,000 Ser. A, 5 5/8s, 6/15/14                                               AA              5,193,750
                                                                                                      -------------
                                                                                                         45,973,125

New York (17.0%)
-------------------------------------------------------------------------------------------------------------------
         12,500,000 Long Island, Pwr. Auth. NY Elec. Syst. IFB, 6.78s,
                    12/1/24 (acquired 5/19/98, cost 13,496,874) (RES)                     A-/P           12,187,500
                    Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A
         10,000,000 FSA, 5 1/2s, 12/1/13                                                  Aaa            10,400,000
         14,750,000 FSA, 5 1/2s, 12/1/12                                                  AAA            15,395,313
                    Nassau Cnty., Hlth. Care Corp. Rev. Bonds, FSA.
          5,000,000 6s, 8/1/15                                                            Aaa             5,281,250
          4,410,000 6s, 8/1/14                                                            Aaa             4,685,625
                    NY City, G.O. Bonds
          4,600,000 Ser. F, 8.4s, 11/15/07                                                Aaa             4,864,500
          4,855,000 Ser. F, 8.4s, 11/15/06                                                Aaa             5,134,163
          4,635,000 Ser. F, 8.4s, 11/15/05                                                Aaa             4,901,513
         29,335,000 (Group B), Ser. D, 8 1/4s, 8/1/12                                     Aaa            30,686,463
          9,800,000 Ser. D, 8 1/4s, 8/1/11                                                Aaa            10,251,486
         13,235,000 Ser. B, MBIA, 6 1/2s, 8/15/10                                         AAA            14,889,375
          6,765,000 Ser. D, MBIA, 6 1/2s, 11/1/09                                         Aaa             7,559,888
         10,000,000 Ser. G, 5s, 8/1/22                                                    A               8,900,000
         10,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
                    (Visy Paper Inc.), 7.95s, 1/1/28                                      B/P            10,350,000
                    NY City, Muni. Wtr. & Swr. Syst. Fin. Auth.
                    Rev. Bonds, Ser. B.
          3,000,000 AMBAC, 5 1/4s, 6/15/29                                                AAA             2,790,000
         20,000,000 FGIC, 5 1/8s, 6/15/30                                                 AAA            18,225,000
         23,000,000 NY State Dorm. Auth. Cap. Appn. Rev. Bonds
                    (State U.), Ser. B, MBIA, zero %, 5/15/09                             Aaa            14,921,250
          2,800,000 NY State Dorm. Auth. Lease Rev. Bonds
                    (Court Facs.), 6s, 5/15/39                                            A               2,863,000
                    NY State Dorm. Auth. Rev. Bonds
         10,900,000 (Construction City U. Syst.), Ser. A, 6s, 7/1/20                      Baa1           11,445,000
          7,500,000 (State U. Edl Facs.) MBIA, 6s, 5/15/16                                AAA             7,959,375
          7,000,000 (State U. Edl Facs.) MBIA, 6s, 5/15/15                                AAA             7,455,000
         12,485,000 (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18                       Baa1           12,797,125
         23,100,000 (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19                         A              23,013,375
          7,515,000 (North Shore U. Hosp.), MBIA, 5 1/2s, 11/1/11                         AAA             7,815,600
                    NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
                    (Mental Hlth. Svcs. Fac.), Ser. B.
          2,480,000 7 5/8s, 8/15/17                                                       A               2,583,391
          5,450,000 7 5/8s, 8/15/17 Prerefunded                                           A               5,706,695
          6,000,000 NY State Metropolitan Trans. Auth. Dedicated
                    Tax Fd. Rev. Bonds, Ser. A, FGIC, 5 7/8s, 4/1/25                      Aaa             6,112,500
          7,000,000 NY State, Thruway Auth. Hwy. & Bridge Rev.
                    Bonds, Ser. B, FGIC, 5 1/2s, 4/1/10                                   AAA             7,323,750
                    Syracuse, G.O. Bonds (Pub. Impt.), Ser. A, FSA
          1,200,000 6s, 4/15/13                                                           AAA             1,278,000
          1,150,000 6s, 4/15/12                                                           AAA             1,231,938
          1,075,000 6s, 4/15/11                                                           AAA             1,158,313
          1,025,000 6s, 4/15/10                                                           AAA             1,110,844
         20,000,000 NY State Urban Dev. Corp. Rev. Bonds, HUD
                    Sect. 236 Go. Of Corp., 5 1/2s, 7/1/16                                Aaa            20,050,000
                                                                                                      -------------
                                                                                                        301,327,232

North Carolina (5.0%)
-------------------------------------------------------------------------------------------------------------------
         19,700,000 NC Eastern Muni Pwr. Agcy. IFB, FGIC, 7.1s,
                    1/1/25 (acquired various dates from 12/28/93 to
                    4/12/95, cost 23,983,708) (RES)                                       Aaa            21,522,250
                    NC Eastern Muni. Pwr. Agcy. Rev. Bonds
         11,680,000 Ser. C, MBIA, 7s, 1/1/13                                              Aaa            13,548,800
          5,000,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             5,100,000
         29,000,000 (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                         BBB+           29,580,000
         10,000,000 AMBAC, 6s, 1/1/18                                                     AAA            10,550,000
          5,000,000 Ser. A, 5 3/4s, 1/1/26                                                Baa3            4,556,250
          3,000,000 NC Med. Care Comm. Retirement Fac. Rev. Bond
                    (United Methodist Homes), 7 1/8s, 10/1/23                             BB/P            2,906,250
                                                                                                      -------------
                                                                                                         87,763,550

Ohio (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,455,301 Lake Cnty. Indl. Dev. Rev. Bonds (Madison Inn
                    Hlth. Ctr.), FHA Insd., 12s, 5/1/14                                   A-/P            1,487,681
          2,773,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB, Ser. A-2,
                    GNMA Coll., 9.16s, 3/24/31                                            Aaa             2,925,515
                    OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds.
          7,775,000 9s, 9/1/18 (acquired various dates from
                    12/20/93 to 7/10/95, cost 6,383,994) (RES)                            AAA/P           7,564,531
          7,775,000 Interest Only (IO), Ser. 4,GNMA Coll, 9s, 9/1/01                      AAA/P             616,169
         15,000,000 OH State, Tpk. Comm. Rev. Bonds, Ser. B, FGIC,
                    4 3/4s, 2/15/28                                                       AAA            12,862,500
          4,000,000 OH State Wtr. Dev. Auth. Pollution Ctl. Rev. Bonds
                    (Cleveland Elec.), Ser. A, 6.1s, 8/1/20                               Baa3            3,785,000
                                                                                                      -------------
                                                                                                         29,241,396

Oklahoma (0.9%)
-------------------------------------------------------------------------------------------------------------------
         15,000,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                    Healthcare Sys.), Ser. A, 5 5/8s, 8/15/29                             Ba1            10,425,000
          6,000,000 OK ST. Inds. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.-Oblig. Group), Ser. A, 5 3/4s, 8/15/29                   AAA             5,872,500
                                                                                                      -------------
                                                                                                         16,297,500

Pennsylvania (4.4%)
-------------------------------------------------------------------------------------------------------------------
          8,150,000 Allegheny Cnty., Arpt. Rev. Bonds (Pittsburgh
                    Intl. Arpt.), MBIA, Ser. A, 5 3/4s, 1/1/11                            Baa             8,516,750
          2,780,000 Canon-McMillan Sch. Dist. PA. G.O. Bonds, FGIC,
                    zero %, 12/1/20                                                       AAA               865,275
          8,250,000 Carbon Cnty., PA. Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners PJ), 6.65s, 5/1/10                            BBB-            8,425,313
          7,845,000 Clearfield Hosp. Auth. Rev. Bonds (Clearfield Hosp.),
                    6 7/8s, 6/1/16                                                        BBB             7,776,356
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          6,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            6,187,500
         10,000,000 (Colver), Ser. D, 7 1/8s, 12/1/15                                     BBB-           10,312,500
         12,700,000 Ser. A, 6.4s, 1/1/09 (Northampton Generating)                         BBB-           12,430,125
         20,000,000 PA State, Tpk. Comm. Oil Franchise Tax Rev. Bonds,
                    AMBAC, Ser. B, 4 3/4s, 12/1/27                                        Aaa            17,050,000
          3,400,000 PA G.O. Bonds, FGIC, 4 3/4s, 5/15/20                                  Aaa             2,992,000
         10,000,000 PA Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
                    (Graduate Hlth. Syst. Oblig GP.), 7 1/4s, 7/1/10
                    (acquired 4/11/96, cost 10,062,500)
                    (In default) (NON) (RES)                                              D               3,300,000
                                                                                                      -------------
                                                                                                         77,855,819

Puerto Rico (0.7%)
-------------------------------------------------------------------------------------------------------------------
                    PR Comnwlth. Hwy. & Trans. Auth. Rev. Bonds, MBIA.
          6,700,000 6 1/4s, 7/1/12                                                        Aaa             7,554,250
          5,000,000 Ser. B, 5 7/8s, 7/1/35                                                AAA             5,168,750
                                                                                                      -------------
                                                                                                         12,723,000

South Carolina (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,150,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds (Stone
                    Container Corp.), 7 3/8s, 2/1/07                                      B/P             4,181,125

Tennessee (1.5%)
-------------------------------------------------------------------------------------------------------------------
         40,000,000 Metro. Govt Nashville & Davidson Cnty. TN Hlth. &
                    Ed. Fac. Board Rev. Bonds (Volunteer Hlth. Care),
                    zero %, 6/1/21                                                        Aaa            10,600,000
                    TN Hlth. & Edl. Facs. Board Rev. Bonds (Ref-1st
                    Mtg-Mtn. States Hlth.)
          3,000,000 Elizabethton Ser. B, 8s, 7/1/33                                       AAA             3,138,750
          7,000,000 Johnson City, Ser. A, 7 1/2s, 7/1/33                                  AAA             7,017,500
          5,000,000 Johnson City, Ser. A, 7 1/2s, 7/1/25                                  AAA             5,037,500
                                                                                                      -------------
                                                                                                         25,793,750

Texas (10.3%)
-------------------------------------------------------------------------------------------------------------------
          4,250,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement), Ser. A, 5 7/8s,
                    11/15/18                                                              BB+/P           3,474,375
         30,000,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            Baa1           30,702,600
         15,000,000 Dallas Cnty., G.O. Bonds, (Flood Control Dist. (SEG)1),
                    4/1/16 (acquired 11/18/94, cost 10,059,000) (RES)                     D/P            13,500,000
          8,000,000 Dallas-Fort Worth TX Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines Inc.), GTY
                    AGMT, 6 3/8s, 5/1/35                                                  Baa1            7,730,000
         25,250,000 Gulf Coast, Waste Disposal Auth. Rev. Bonds
                    (Champion Intl. Corp.), 7.45s, 5/1/26                                 Baa1           26,260,000
         12,555,000 Harris Cnty., Hlth. Facs. Dev. Corp. Rev. Bonds
                    (Christus Hlth.), Ser. A, 5 5/8s, 7/1/12                              AAA            12,617,775
                    Houston, Arpt. Syst. Rev. Bonds (Continental)
         10,880,000 Ser. B, 5.7s, 7/15/29                                                 Ba1             8,894,400
          8,000,000 Ser. C, 5.7s, 7/15/29                                                 Ba1             6,540,000
         10,700,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Memorial
                    Hlth. Syst.of East TX), 6 7/8s, 2/15/26                               BBB-           10,004,500
         20,000,000 North Central Hlth. Fac. Dev. Corp. IFB
                    (Baylor U. Med. Ctr.), Ser. A, 9.14s, 5/15/16                         Aa2            21,377,200
          1,150,000 TX State Dept. Hsg. & Cmnty. Affairs Home Mtge.
                    IFB, GNMA/FNMA/FHLMC Coll. Rev. Bond,
                    Ser. B-2 8.95s, 6/18/23                                               AAA             1,153,036
          6,500,000 TX State Indl. Dev. Corp. Rev. Bonds
                    (Arco Pipeline Co.), 7 3/8s, 10/1/20                                  Aa2             7,743,125
         20,800,000 TX State Rev. Bonds, 6.2s, 9/30/11                                    Aa2            22,854,000
         10,000,000 TX State Tpk. Auth. Rev. Bonds, FGIC, 5 1/2s,
                    1/1/15                                                                Aaa            10,062,500
                                                                                                      -------------
                                                                                                        182,913,511

Utah (1.5%)
-------------------------------------------------------------------------------------------------------------------
         19,065,000 Intermountain Pwr. Agcy. Rev. Bonds, (UT State
                    Pwr. Supply), MBIA, Ser. B, 6 1/2s, 7/1/09                            AAA/P          21,233,644
          5,000,000 Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                    Ser. A, 8 1/8s, 5/15/15                                               AAA             6,218,750
                                                                                                      -------------
                                                                                                         27,452,394

Vermont (0.4%)
-------------------------------------------------------------------------------------------------------------------
          7,600,000 VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Reserved-4-Hosp. Med. Ctr.), FGIC, 6 1/4s, 9/1/19                    AAA             7,951,500

Virginia (2.9%)
-------------------------------------------------------------------------------------------------------------------
         10,500,000 Henrico Cnty., VA Indl. Dev. Auth. IFB (Bon Secours
                    Hlth. Syst.), FSA, 7.23s, 8/23/27                                     Aaa            11,235,000
          7,500,000 Pocahontas Pkwy Assoc. VA Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            6,140,625
         30,000,000 Winchester, VA Indl. Dev. Auth. IFB (Winchester
                    Med. Ctr.), AMBAC, 8.31s, 1/21/14                                     Aaa            34,012,489
                                                                                                     --------------
                                                                                                         51,388,114

Washington (1.2%)
-------------------------------------------------------------------------------------------------------------------
          5,200,000 Port of Moses Lake, Pub. Corp. Poll. Control Rev.
                    Bonds (Union Carbide Corp.), 7 1/2s, 8/1/04                           Baa2            5,208,788
                    WA State Hlth. Care Fac. Auth. Rev. Bonds
                    (Hutchinson Cancer Ctr.), Ser. D
          8,400,000 7 3/8s, 1/1/18                                                        Aa3             8,617,560
          7,700,000 7.3s, 1/1/12                                                          Aa1             7,898,275
                                                                                                     --------------
                                                                                                         21,724,623

Wisconsin (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,665,000 WI Hsg. & Econ. Dev. Auth. IFB (Home
                    Ownership Dev.) 9.45s, 10/25/22                                       Aa3             2,747,562
                                                                                                     --------------
                    Total Municipal Bonds and Notes
                    (cost $1,703,722,802)                                                            $1,745,157,093


PREFERRED STOCK (0.8) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Charter Mac Equity 6.625% pfd. (acquired 6/11/99,
                    cost $4,000,000) (RES)                                                           $    3,870,000
          6,000,000 MuniMae Tax Exempt Bond Subsidiary,
                    LLC 144A, 6.875%, cum.pfd. (acquired 5/7/99,
                    cost $6,000,000) (RES)                                                                5,902,500
          4,000,000 MuniMae Tax Exempt Bond Subsidiary, Ser. B,
                    7 3/4s, 11/1/10                                                                       4,010,000
                                                                                                     --------------
                    Total Preferred Stock (cost $14,000,000)                                         $   13,782,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,717,722,802) (b)                                      $1,758,939,593
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,772,705,287.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $1,717,904,433, resulting in gross unrealized appreciation and depreciation of $86,944,332 and $45,909,172, respectively, or net unrealized appreciation of $41,035,160.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2000 was $144,669,830 or 8.2% of net assets.

(SEG) A portion of these securities was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 2000.

      The fund had the following industry group concentrations greater than 10% at September 30, 2000 (as a percentage of net assets):

            Hospital/Health care       16.4%
            Utilities                  16.3
            Transportation             15.2

      The fund had the following insurance concentration greater than 10% at September 30, 2000 (as a percentage of net assets):

            MBIA                       14.1%


------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2000

                                     Aggregate Face  Expiration    Unrealized
                       Total Value        Value         Date      Appreciation
------------------------------------------------------------------------------
Muni Bond Index
(Short)                $25,447,500     $25,739,310     Dec. 00      $291,810
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,717,722,802) (Note 1)  $1,758,939,593
---------------------------------------------------------------------------------------------
Interest and other receivables                                                     29,181,600
---------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              1,384,651
---------------------------------------------------------------------------------------------
Receivable for securities sold                                                        450,000
---------------------------------------------------------------------------------------------
Total assets                                                                    1,789,955,844

Liabilities
---------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    2,454,862
---------------------------------------------------------------------------------------------
Payable for variation margin                                                           24,375
---------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               3,384,656
---------------------------------------------------------------------------------------------
Payable for securities purchased                                                    5,869,215
---------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          2,037,772
---------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        2,247,554
---------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            170,003
---------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                         49,543
---------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            4,108
---------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                936,895
---------------------------------------------------------------------------------------------
Other accrued expenses                                                                 71,574
---------------------------------------------------------------------------------------------
Total liabilities                                                                  17,250,557
---------------------------------------------------------------------------------------------
Net assets                                                                     $1,772,705,287

Represented by
---------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $1,768,076,226
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (3,703,047)
---------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                             (33,176,493)
---------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                         41,508,601
---------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $1,772,705,287

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,577,486,763 divided by 184,835,928 shares)                                          $8.53
---------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.53)*                                  $8.96
---------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($184,032,612 divided by 21,568,837 shares)***                                          $8.53
---------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($1,783,370 divided by 208,956 shares)***                                               $8.53
---------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,402,542 divided by 1,099,127 shares)                                                $8.55
---------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.55)**                                 $8.84
---------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sale of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sale of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2000
Tax exempt interest income:                                                    $121,051,117
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  9,046,050
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,168,303
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   37,546
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     16,863
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,231,073
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,692,413
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                11,456
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                46,136
-------------------------------------------------------------------------------------------
Other                                                                               380,997
-------------------------------------------------------------------------------------------
Total expenses                                                                   15,630,837
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (344,168)
-------------------------------------------------------------------------------------------
Net expenses                                                                     15,286,669
-------------------------------------------------------------------------------------------
Net investment income                                                           105,764,448
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (3,065,485)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,194,941)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year          (17,956,554)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (22,216,980)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $ 83,547,468
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  105,764,448   $  108,159,104
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (4,260,426)          67,244
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (17,956,554)    (152,688,772)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        83,547,468      (44,462,424)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (94,878,646)     (96,670,820)
--------------------------------------------------------------------------------------------------
   Class B                                                            (10,397,256)     (10,680,703)
--------------------------------------------------------------------------------------------------
   Class C                                                                (57,658)          (2,378)
--------------------------------------------------------------------------------------------------
   Class M                                                               (516,686)        (475,838)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --       (2,118,523)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (267,654)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (11,143)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                                     --       (3,778,117)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (477,326)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (19,873)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (172,448,571)    (131,696,702)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (194,751,349)    (290,661,501)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,967,456,636    2,258,118,137
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $3,703,047 and
$4,176,192 respectively)                                           $1,772,705,287   $1,967,456,636
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $9.30        $9.12        $8.76        $8.74
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .50          .47          .45          .48          .49
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.09)        (.66)         .19          .36          .02
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .41         (.19)         .64          .84          .51
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.50)        (.46)        (.46)        (.48)        (.49)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.02)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.50)        (.49)        (.46)        (.48)        (.49)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.53        $8.62        $9.30        $9.12        $8.76
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.94        (2.12)        7.22         9.89         5.94
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,577,487   $1,737,755   $1,998,387   $2,054,537   $2,117,684
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .78          .81          .81          .78          .78
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.88         5.14         4.92         5.40         5.58
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 19.25        11.02        29.61        52.33        92.99
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements with PFTC (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $9.30        $9.12        $8.76        $8.73
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .44          .41          .39          .43          .43
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.09)        (.66)         .19          .36          .03
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .35         (.25)         .58          .79          .46
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.44)        (.40)        (.40)        (.43)        (.43)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
In excess of net realized gains
on investments                            --         (.02)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.44)        (.43)        (.40)        (.43)        (.43)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.53        $8.62        $9.30        $9.12        $8.76
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.26        (2.76)        6.52         9.18         5.38
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $184,033     $219,300     $249,541     $245,759     $250,990
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.43         1.46         1.46         1.43         1.43
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.23         4.49         4.28         4.75         4.92
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 19.25        11.02        29.61        52.33        92.99
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements with PFTC (Note 2).



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                For the period
Per-share                            Year ended  July 26, 1999+
operating performance                 Sept. 30    to Sept. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                    $8.63        $8.87
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income                    .43          .07
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.10)        (.24)
--------------------------------------------------------------
Total from
investment operations                    .33         (.17)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.43)        (.07)
--------------------------------------------------------------
From net realized gain
on investments                            --           --
--------------------------------------------------------------
In excess of net
realized gain on investments              --           --
--------------------------------------------------------------
Total distributions                     (.43)        (.07)
--------------------------------------------------------------
Net asset value,
end of period                          $8.53        $8.63
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.98        (1.85)*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,783         $637
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.58          .29*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.06          .88*
--------------------------------------------------------------
Portfolio turnover (%)                 19.25        11.02
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements with PFTC (Note 2).



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.64        $9.32        $9.14        $8.78        $8.75
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .47          .44          .43          .45          .46
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.09)        (.65)         .19          .37          .03
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .38         (.21)         .62          .82          .49
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.47)        (.44)        (.44)        (.46)        (.46)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.02)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.47)        (.47)        (.44)        (.46)        (.46)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.55        $8.64        $9.32        $9.14        $8.78
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.63        (2.40)        6.89         9.55         5.72
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,403       $9,764      $10,191       $8,280       $5,732
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.08         1.11         1.11         1.08         1.06
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.58         4.84         4.65         5.07         5.26
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 19.25        11.02        29.61        52.33        92.99
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements with PFTC (Note 2).



NOTES TO FINANCIAL STATEMENTS
September 30, 2000

Note 1
Significant accounting policies

Putnam Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term tax exempt securities.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At September 30, 2000, the fund had a capital loss carryover of approximately $14,731,000 available to offset future net capital gain, if any, which will expire on September 30, 2008.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, post-October loss deferrals, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, market discount, straddle loss deferrals, book accretion/amortization adjustment and partnership income. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2000, the fund reclassified $558,943 to decrease distribution in excess of net investment income and $1,662,314 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $1,103,371. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the Fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Under the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 2000, fund expenses were reduced by $344,168 under expense offset arrangements with PFTC and brokerage service arrangements (only if applicable to your fund). Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,474 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $59,359 and $810 from the sale of class A and class M shares, respectively, and received $309,982 and $1,920 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $30,182 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $348,242,899 and $508,674,298, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,489,738       $ 206,538,186
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,862,785          57,864,624
---------------------------------------------------------------------------
                                            31,352,523         264,402,810

Shares
repurchased                                (48,063,061)       (405,097,542)
---------------------------------------------------------------------------
Net decrease                               (16,710,538)      $(140,694,732)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 16,432,211       $ 148,695,789
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,507,094          58,762,128
---------------------------------------------------------------------------
                                            22,939,305         207,457,917

Shares
repurchased                                (36,237,597)       (327,691,753)
---------------------------------------------------------------------------
Net decrease                               (13,298,292)      $(120,233,836)
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,287,456        $ 19,551,502
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  759,710           6,147,561
---------------------------------------------------------------------------
                                             3,047,166          25,699,063

Shares
repurchased                                 (6,919,519)        (58,347,192)
---------------------------------------------------------------------------
Net decrease                                (3,872,353)       $(32,648,129)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,470,027        $ 22,383,882
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  785,074           7,084,886
---------------------------------------------------------------------------
                                             3,255,101          29,468,768

Shares
repurchased                                 (4,648,909)        (41,897,239)
---------------------------------------------------------------------------
Net decrease                                (1,393,808)       $(12,428,471)
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    173,334          $1,463,872
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,068              34,377
---------------------------------------------------------------------------
                                               177,402           1,498,249

Shares
repurchased                                    (42,302)           (355,350)
---------------------------------------------------------------------------
Net increase                                   135,100          $1,142,899
---------------------------------------------------------------------------

                                               For the period July 26, 1999
                                            (commencement of operations) to
                                                         September 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     76,151            $660,173
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       88                 761
---------------------------------------------------------------------------
                                                76,239             660,934

Shares
repurchased                                     (2,383)            (20,642)
---------------------------------------------------------------------------
Net increase                                    73,856            $640,292
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    239,544          $2,037,947
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   46,533             393,139
---------------------------------------------------------------------------
                                               286,077           2,431,086

Shares
repurchased                                   (316,555)         (2,679,695)
---------------------------------------------------------------------------
Net decrease                                   (30,478)         $ (248,609)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    362,835          $3,310,536
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   38,929             329,957
---------------------------------------------------------------------------
                                               401,764           3,640,493

Shares
repurchased                                   (365,420)         (3,315,180)
---------------------------------------------------------------------------
Net increase                                    36,344          $  325,313
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.98% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you received in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN041/65456  011/322/472  11/00